BALANCE SHEETS (PARENTHETICALS) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Common stock, par value (in usd per share)	$ 1.00	$ 1.00
Common stock, shares authorized (in shares)	5,000,000.0	5,000,000.0
Common stock, shares issued (in shares)	2,500,000.0	2,500,000.0
Common stock, shares outstanding (in shares)	2,500,000.0	2,500,000.0
Fixed Maturities
Fixed maturities available for sale, amortized cost	$ 1,425	$ 1,099